    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 4, 1998

                                                    REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                           NEW ERA OF NETWORKS, INC.
             (Exact name of registrant as specified in its charter)
                             ---------------------

            DELAWARE                           7371                          84-1234845
(State or other jurisdiction of    (Primary Standard Industrial           (I.R.S. Employer
 incorporation or organization)    Classification Code Number)         Identification Number)

                       7400 EAST ORCHARD ROAD, SUITE 230
                              ENGLEWOOD, CO 80111
                                 (303) 694-3933
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                             ---------------------
                           GEORGE F. (RICK) ADAM, JR.
                            CHIEF EXECUTIVE OFFICER
                           NEW ERA OF NETWORKS, INC.
                       7400 EAST ORCHARD ROAD, SUITE 230
                              ENGLEWOOD, CO 80111
                                 (303) 694-3933
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                             ---------------------
                                   Copies to:

            MARK A. BERTELSEN, ESQ.
            ROBERT M. TARKOFF, ESQ.                           MICHAEL L. PLATT, ESQ.
             MICHAEL S. ELLIS, ESQ.                           LAURA M. MEDINA, ESQ.
             JOEL W. TOLEDANO, ESQ.                            JOHN W. BENDER, ESQ.
        WILSON SONSINI GOODRICH & ROSATI                        COOLEY GODWARD LLP
            PROFESSIONAL CORPORATION                     2595 CANYON BOULEVARD, SUITE 250
               650 PAGE MILL ROAD                               BOULDER, CO 80302
          PALO ALTO, CALIFORNIA 94304                             (303) 546-4000
                 (650) 493-9300

                             ---------------------
     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 145 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective
registration statement for the same offering.  [X]     333-67489

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------
                        CALCULATION OF REGISTRATION FEE

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                                              AMOUNT         PROPOSED MAXIMUM    PROPOSED MAXIMUM
TITLE OF EACH CLASS OF                         TO BE          OFFERING PRICE    AGGREGATE OFFERING       AMOUNT OF
SECURITIES TO BE REGISTERED              REGISTERED(1)(2)        PER SHARE           PRICE(1)       REGISTRATION FEE(2)
-----------------------------------------------------------------------------------------------------------------------
Common Stock(3)........................       460,000             $34.00            $15,640,000           $4,348
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

(1) Includes 60,000 shares of Common Stock which may be purchased by the Underwriters to cover over-allotments, if any.

(2) 4,600,000 shares were registered under Securities Act Registration Statement No. 333-67489 on Form S-3, whereby a filing fee of $37,763 was previously paid with such registration statement.

(3) Includes associated rights to purchase shares of Series A Preferred Stock of New Era of Networks, Inc.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SUCH SECTION 8(a), MAY DETERMINE.
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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), by New Era of Networks, Inc. (the "Company"). In accordance with Rule 429 under the Securities Act, this Registration Statement incorporates by reference the contents of the Registration Statement on Form S-3 (Registration No. 333-67489) which was declared effective by the Commission on December 3, 1998 relating to the offering of up to 4,400,000 shares of Common Stock of the Company plus up to 660,000 shares that may be sold pursuant to the Underwriters' over-allotment option.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on December 4, 1998), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than December 4, 1998.

                          POWER OF ATTORNEY SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DENVER, STATE OF COLORADO, ON DECEMBER 4, 1998. THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3.

                                            New Era of Networks, Inc.

                                            By:    /s/ LEONARD M. GOLDSTEIN
                                              ----------------------------------
                                                     Leonard M. Goldstein
                                               Senior Vice President and Senior
                                                            Counsel

     IN ACCORDANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES STATED AND DATED DECEMBER 4, 1998:

                      SIGNATURE                                            TITLE
                      ---------                                            -----
              /s/ *GEORGE F. ADAM, JR.                 Chairman of the Board, Chief Executive
-----------------------------------------------------    Officer, President and Director (Principal
                 George F. Adam, Jr.                     Executive Officer)

                /s/ *STEPHEN E. WEBB                   Senior Vice President and Chief Financial
-----------------------------------------------------    Officer (Principal Financial Officer)
                   Stephen E. Webb

                 /s/ *JAMES C. PARKS                   Vice President of Finance and Controller
-----------------------------------------------------    (Principal Accounting Officer)
                   James C. Parks

               /s/ *HAROLD A. PISKIEL                  Executive Vice President, Chief Technology
-----------------------------------------------------    Officer and Director
                  Harold A. Piskiel

                 /s/ *STEVE LAZARUS                    Director
-----------------------------------------------------
                   Steven Lazarus

                 /s/ *MARK L. GORDON                   Director
-----------------------------------------------------
                   Mark L. Gordon

                   /s/ *JAMES REEP                     Director
-----------------------------------------------------
                     James Reep

                          POWER OF ATTORNEY SIGNATURES

                      SIGNATURE                                            TITLE
                      ---------                                            -----

              /s/ *ELISABETH W. IRELAND                Director
-----------------------------------------------------
                Elisabeth W. Ireland

               /s/ *PATRICK J. FORTUNE                 Director
-----------------------------------------------------
                 Patrick J. Fortune

               /s/ *JOSEPH E. KASPUTYS                 Director
-----------------------------------------------------
                 Joseph E. Kasputys

            *By: /s/ LEONARD M. GOLDSTEIN
  ------------------------------------------------
                Leonard M. Goldstein
                 (Attorney-in-fact)

                                 EXHIBIT INDEX

        EXHIBIT
         NUMBER                            DESCRIPTION OF DOCUMENT
        -------                            -----------------------

          5.1            Opinion of Wilson Sonsini Goodrich & Rosati, Professional
                            Corporation regarding the legality of the securities
                            being registered.
         23.1            Consent of Wilson Sonsini Goodrich & Rosati, Professional
                            Corporation (included in Exhibit 5.1).
         23.2            Consent of Arthur Andersen LLP.
         23.3            Consent of Deloitte & Touche LLP.
         24.1*           Power of Attorney.

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* Incorporated by reference to the Company's Registration Statement on Form S-3,
  as amended (Reg. No. 333-67489).